ADVANCED SERIES TRUST

AST Cohen & Steers Realty Portfolio

Supplement dated September 9, 2016 to the

Currently Effective Prospectus and

Statement of Additional Information

This supplement should be read in conjunction with the currently effective Advanced Series Trust (AST) Prospectus and Statement of Additional Information (SAI) for the AST Cohen & Steers Realty Portfolio (the Portfolio), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the AST Prospectus and SAI.

Effective immediately, Joseph M. Harvey is no longer a portfolio manager responsible for the day-to-day management of the Portfolio. He continues to serve as President and Chief Investment Officer of Cohen & Steers Capital Management, Inc. Jon Y. Cheigh, Thomas Bohjalian and Jason Yablon continue to serve as portfolio managers for the Portfolio.

To reflect this change, the Prospectus and SAI are hereby revised as follows:

        I.            All references and information pertaining to Joseph M. Harvey are hereby deleted.

II.	The following hereby replaces the last paragraph in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers – AST Cohen & Steers Realty Portfolio”:

Cohen & Steers utilizes a team-based approach in managing the Portfolio. Messrs. Cheigh and Bohjalian direct and supervise the execution of the Portfolio’s investment strategy.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSUP8